PBHG FUNDS

                        SUPPLEMENT DATED JANUARY 1, 2003

                             To the Prospectuses for
               the PBHG Emerging Growth Fund and PBHG Limited Fund

         This Supplement updates certain information contained in the Prospectuses for the PBHG Emerging Growth Fund and PBHG Limited Fund dated July 29, 2002 (as supplemented January 1, 2003). You should retain the Prospectuses and all Supplements for future reference. You may obtain additional copies of the Prospectuses and Supplements free of charge by calling 1-800-433-0051 or via the internet at www.pbhgfunds.com.


         The PBHG Emerging Growth Fund and the PBHG Limited Fund are managed by Peter J. Niedland, CFA. Mr. Niedland joined Pilgrim Baxter's growth equity team in 1993. Mr. Niedland also manages the PBHG Small Cap Growth Portfolio of PBHG Insurance Series Fund.